Short Term Investments And Marketable Securities (Schedule Of Maturities For Available-For-Sale Securities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Short-Term Investments And Marketable Securities [Abstract]
Carrying amount, Current maturities	$ 2,434
Carrying amount, Due after one year through five years	29,934
Total carrying amount	32,368
Fair value, Current maturities	2,446
Fair value, Due after one year through five years	30,188
Total fair value	$ 32,634